UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05567

MFS INTERMEDIATE HIGH INCOME FUND

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Semiannual Report

May 31, 2018

MFS® Intermediate High Income Fund

CIH-SEM

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Intermediate High Income Fund’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 9.50% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Intermediate High Income Fund

New York Stock Exchange Symbol: CIF

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Rising bond yields, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility — a departure from the low-volatility environment that prevailed for much of 2017. In recent months, against this backdrop, global markets have given back some of the strong gains recorded during 2017 and early 2018. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets, while emerging market economies have benefited from the solid macroeconomic backdrop.

Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential resurgence. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could disrupt the synchronized rise in global growth.

As a global investment manager, MFS® strives to create long-term value and protect capital for clients through an active approach and an investment platform built on nearly a century of expertise. To make that long-term value meaningful for clients, we work to align with you on our beliefs, your needs and the time it takes to deliver on your desired outcomes.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Cable TV	11.0%
Energy - Independent	9.4%
Medical & Health Technology & Services	8.5%
Metals & Mining	6.9%
Containers	6.4%

Composition including fixed income credit quality (a)(i)
BBB	1.1%
BB	63.4%
B	61.3%
CCC	10.9%
CC	0.3%
D (o)	0.0%
Not Rated	(2.5)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents (Less Liabilities)	(38.2)%
Other	3.4%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	6.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of May 31, 2018.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
William Adams	Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009.

David Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Michael Skatrud	Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Note to Shareholders: Effective March 1, 2018, Michael Skatrud became a Portfolio Manager of the Fund. Effective September 1, 2018, William Adams will no longer be a Portfolio Manager of the Fund.

OTHER NOTES

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations, are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income in those situations where a fund has long term capital gains and a capital loss carryforward. Returns of shareholder capital may have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 9.50% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO OF INVESTMENTS

5/31/18 (unaudited)

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 135.3%
Issuer	Shares/Par		Value ($)
Aerospace - 2.5%
Dae Funding LLC, 5%, 8/01/2024 (n)		$380,000	$358,150
KLX, Inc., 5.875%, 12/01/2022 (n)		350,000	365,750
TransDigm, Inc., 6.5%, 7/15/2024		315,000	321,300
TransDigm, Inc., 6.375%, 6/15/2026		230,000	231,150

			$1,276,350
Automotive - 1.9%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$600,000	$595,500
IHO Verwaltungs GmbH, 4.75%, (4.75% cash or 5.5% PIK) 9/15/2026 (n)(p)		400,000	376,000

			$971,500
Broadcasting - 5.1%
Liberty Media Corp. - Liberty Formula One, 8.5%, 7/15/2029		$270,000	$290,250
Liberty Media Corp. - Liberty Formula One, 8.25%, 2/01/2030		95,000	100,985
Match Group, Inc., 6.375%, 6/01/2024		295,000	307,537
Meredith Corp., 6.875%, 2/01/2026 (n)		300,000	303,000
Netflix, Inc., 5.875%, 2/15/2025		210,000	216,059
Netflix, Inc., 4.375%, 11/15/2026		125,000	117,501
Netflix, Inc., 3.625%, 5/15/2027	EUR	180,000	208,369
Netflix, Inc., 4.875%, 4/15/2028 (n)		$90,000	85,509
Netflix, Inc., 5.875%, 11/15/2028 (n)		215,000	216,139
Sinclair Broadcast Group, Inc., 5.125%, 2/15/2027 (n)		310,000	288,300
WMG Acquisition Corp., 5%, 8/01/2023 (n)		65,000	64,188
WMG Acquisition Corp., 4.875%, 11/01/2024 (n)		330,000	321,750
WMG Acquisition Corp., 5.5%, 4/15/2026 (n)		65,000	64,350

			$2,583,937
Building - 6.3%
ABC Supply Co., Inc., 5.75%, 12/15/2023 (n)		$380,000	$385,225
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		310,000	304,575
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		275,000	253,000
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023		115,000	118,990
Gibraltar Industries, Inc., 6.25%, 2/01/2021		250,000	251,875
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		300,000	284,544
New Enterprise Stone & Lime Co, Inc., 10.125%, 4/01/2022 (n)		290,000	308,125
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		216,000	217,080
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		220,000	229,350
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		380,000	373,350
Standard Industries, Inc., 6%, 10/15/2025 (n)		180,000	181,800

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - continued
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	$305,000	$308,050

		$3,215,964
Business Services - 5.7%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (n)	$340,000	$346,375
Alliance Data Systems Corp., 5.375%, 8/01/2022 (n)	110,000	110,550
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	200,000	200,000
CDK Global, Inc., 4.875%, 6/01/2027	445,000	419,412
Equinix, Inc., 5.375%, 1/01/2022	70,000	72,013
Equinix, Inc., 5.375%, 4/01/2023	240,000	245,400
Equinix, Inc., 5.75%, 1/01/2025	40,000	40,700
Equinix, Inc., 5.875%, 1/15/2026	150,000	152,812
First Data Corp., 5%, 1/15/2024 (n)	510,000	509,490
MSCI, Inc., 4.75%, 8/01/2026 (n)	290,000	283,475
Travelport Worldwide Ltd., 6%, 3/15/2026 (n)	280,000	281,400
Vantiv LLC/Vantiv Issuer Corp, 4.375%, 11/15/2025 (n)	250,000	236,250

		$2,897,877
Cable TV - 10.8%
Altice Financing S.A., 6.625%, 2/15/2023 (n)	$280,000	$276,024
Altice Financing S.A., 7.5%, 5/15/2026 (n)	200,000	191,250
Altice U.S. Finance I Corp., 5.5%, 5/15/2026 (n)	200,000	192,060
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)	340,000	337,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	520,000	521,300
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)	205,000	199,875
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	175,000	171,447
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	180,000	176,962
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	400,000	383,000
DISH DBS Corp., 5%, 3/15/2023	130,000	112,087
DISH DBS Corp., 5.875%, 11/15/2024	245,000	203,583
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023	150,000	131,156
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)	65,000	68,738
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)	125,000	122,969
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)	325,000	333,125
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	165,000	163,144
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)	400,000	388,069
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)	240,000	247,560
Videotron Ltd., 5.375%, 6/15/2024 (n)	80,000	80,874
Videotron Ltd., 5.125%, 4/15/2027 (n)	480,000	464,400
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)	200,000	189,250
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)	200,000	187,500
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)	400,000	378,000

		$5,520,248

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 2.9%
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)	$450,000	$444,375
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	200,000	204,000
OCI N.V., 6.625%, 4/15/2023 (n)	200,000	205,600
PolyOne Corp., 5.25%, 3/15/2023	265,000	269,815
SPCM S.A., 4.875%, 9/15/2025 (n)	375,000	356,250

		$1,480,040
Computer Software - 1.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)	$235,000	$241,257
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)	205,000	216,340
VeriSign, Inc., 4.625%, 5/01/2023	225,000	226,687
VeriSign, Inc., 5.25%, 4/01/2025	60,000	61,275
VeriSign, Inc., 4.75%, 7/15/2027	85,000	82,238

		$827,797
Computer Software - Systems - 2.4%
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024	$125,000	$128,750
CDW LLC/CDW Finance Corp., 5%, 9/01/2025	135,000	133,353
Fair Isaac Corp., 5.25%, 5/15/2026 (n)	310,000	313,100
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)	245,000	252,350
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)	415,000	419,233

		$1,246,786
Conglomerates - 5.9%
Amsted Industries Co., 5%, 3/15/2022 (n)	$495,000	$495,000
Apex Tool Group LLC, 9%, 2/15/2023 (n)	250,000	242,500
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)	290,000	292,900
EnerSys, 5%, 4/30/2023 (n)	510,000	504,262
Enpro Industries, Inc., 5.875%, 9/15/2022	375,000	383,438
Entegris, Inc., 4.625%, 2/10/2026 (n)	345,000	330,769
Gates Global LLC, 6%, 7/15/2022 (n)	133,000	134,330
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)	310,000	306,125
TriMas Corp., 4.875%, 10/15/2025 (n)	360,000	342,900

		$3,032,224
Construction - 1.4%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)	$135,000	$21,169
Mattamy Group Corp., 6.5%, 10/01/2025 (n)	310,000	306,426
Toll Brothers Finance Corp., 4.875%, 11/15/2025	90,000	86,737
Toll Brothers Finance Corp., 4.35%, 2/15/2028	315,000	283,815

		$698,147

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 1.8%
Coty, Inc., 6.5%, 4/15/2026 (n)	$310,000	$298,763
Prestige Brands, Inc., 6.375%, 3/01/2024 (n)	240,000	236,400
Spectrum Brands, Inc., 6.125%, 12/15/2024	40,000	40,550
Spectrum Brands, Inc., 5.75%, 7/15/2025	325,000	321,750

		$897,463
Consumer Services - 2.8%
Interval Acquisition Corp., 5.625%, 4/15/2023	$270,000	$273,712
Matthews International Corp., 5.25%, 12/01/2025 (n)	260,000	251,550
NVA Holdings, Inc., 6.875%, 4/01/2026 (n)	175,000	172,428
Service Corp. International, 4.625%, 12/15/2027	215,000	205,005
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	325,000	314,844
West Corp., 8.5%, 10/15/2025 (n)	245,000	227,090

		$1,444,629
Containers - 6.3%
Berry Global Group, Inc., 5.5%, 5/15/2022	$335,000	$340,863
Berry Global Group, Inc., 6%, 10/15/2022	165,000	169,950
Berry Global Group, Inc., 5.125%, 7/15/2023	110,000	108,900
Crown American LLC, 4.5%, 1/15/2023	326,000	317,475
Crown Americas LLC/Crown Americas Capital Corp., 4.75%, 2/01/2026 (n)	140,000	132,244
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	150,000	135,750
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	225,000	217,125
Multi-Color Corp., 6.125%, 12/01/2022 (n)	402,000	412,050
Reynolds Group, 5.75%, 10/15/2020	125,984	126,771
Reynolds Group, 5.125%, 7/15/2023 (n)	180,000	176,850
Reynolds Group, 7%, 7/15/2024 (n)	155,000	159,061
Sealed Air Corp., 4.875%, 12/01/2022 (n)	335,000	341,700
Sealed Air Corp., 5.125%, 12/01/2024 (n)	95,000	96,306
Sealed Air Corp., 5.5%, 9/15/2025 (n)	50,000	51,625
Silgan Holdings, Inc., 4.75%, 3/15/2025	235,000	222,663
W/S Packaging Group, Inc., 9%, 4/15/2023 (n)	210,000	215,250

		$3,224,583
Electrical Equipment - 0.9%
CommScope Tech LLC, 5%, 3/15/2027 (n)	$520,000	$486,200

Electronics - 1.0%
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	$155,000	$161,006
Sensata Technologies B.V., 5%, 10/01/2025 (n)	375,000	375,938

		$536,944

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 9.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/2024	$430,000	$450,425
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	330,000	320,932
Diamondback Energy, Inc., 5.375%, 5/31/2025	420,000	415,800
Diamondback Energy, Inc., 5.375%, 5/31/2025 (n)	125,000	123,438
Gulfport Energy Corp., 6%, 10/15/2024	280,000	263,200
Gulfport Energy Corp., 6.375%, 5/15/2025	185,000	177,598
Indigo Natural Resources LLC, 6.875%, 2/15/2026 (n)	325,000	310,375
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	425,000	419,687
PDC Energy, Inc., 6.125%, 9/15/2024	445,000	452,787
QEP Resources, Inc., 5.25%, 5/01/2023	370,000	362,138
QEP Resources, Inc., 5.625%, 3/01/2026	170,000	162,350
Sanchez Energy Corp., 6.125%, 1/15/2023	210,000	138,075
Seven Generations Energy, 6.75%, 5/01/2023 (n)	295,000	307,538
Seven Generations Energy, 5.375%, 9/30/2025 (n)	205,000	197,825
SM Energy Co., 6.75%, 9/15/2026	365,000	371,387
SRC Energy, Inc., 6.25%, 12/01/2025 (n)	260,000	261,950

		$4,735,505
Entertainment - 2.9%
Cedar Fair LP, 5.375%, 6/01/2024	$95,000	$95,238
Cedar Fair LP, 5.375%, 4/15/2027 (n)	170,000	168,512
Cinemark USA, Inc., 5.125%, 12/15/2022	165,000	166,238
Cinemark USA, Inc., 4.875%, 6/01/2023	280,000	270,536
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	225,000	224,437
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	605,000	583,825

		$1,508,786
Financial Institutions - 2.0%
Navient Corp., 7.25%, 1/25/2022	$260,000	$274,950
Navient Corp., 7.25%, 9/25/2023	245,000	257,862
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	475,000	466,094

		$998,906
Food & Beverages - 5.1%
Aramark Services, Inc., 4.75%, 6/01/2026	$275,000	$266,062
Aramark Services, Inc., 5%, 2/01/2028 (n)	195,000	187,688
Cott Holdings, Inc., 5.5%, 4/01/2025 (n)	385,000	379,225
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	65,000	61,425
JBS USA Lux S.A./JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)	355,000	339,912
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	215,000	211,238
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)	120,000	118,950
Pilgrim’s Pride Corp., 5.875%, 9/30/2027 (n)	345,000	324,300

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024	$340,000	$349,350
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	370,000	376,475

		$2,614,625
Forest & Paper Products - 0.0%
Appvion, Inc., 9%, 6/01/2020 (d)(n)	$87,000	$435

Gaming & Lodging - 4.4%
CCM Merger, Inc., 6%, 3/15/2022 (n)	$245,000	$249,337
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	155,000	159,650
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	290,000	290,516
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	40,000	39,689
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	250,000	243,438
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	310,000	299,150
MGM Resorts International, 6.625%, 12/15/2021	180,000	190,800
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021	305,000	306,525
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023	200,000	198,750
Wyndham Hotels Group, LLC, 5.375%, 4/15/2026 (n)	255,000	254,362

		$2,232,217
Industrial - 1.2%
Cleaver Brooks, Inc., 7.875%, 3/01/2023 (n)	$250,000	$257,813
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	375,000	356,250

		$614,063
Insurance - 0.4%
AssuredPartners Inc., 7%, 8/15/2025 (n)	$230,000	$224,825

Insurance - Health - 1.1%
Centene Corp., 6.125%, 2/15/2024	$235,000	$247,044
Centene Corp., 5.375%, 6/01/2026 (n)	335,000	338,584

		$585,628
Insurance - Property & Casualty - 0.4%
Hub International Ltd., 7%, 5/01/2026 (n)	$180,000	$180,144

Machinery & Tools - 0.5%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)	$265,000	$272,288

Major Banks - 1.3%
Bank of America Corp., 5.875% to 3/15/2028, FLR to 12/31/2059	$275,000	$271,906
UBS Group AG, 6.875%, 12/29/2049	400,000	406,000

		$677,906

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 8.0%
DaVita, Inc., 5.125%, 7/15/2024	$150,000	$146,250
DaVita, Inc., 5%, 5/01/2025	235,000	222,733
HCA, Inc., 7.5%, 2/15/2022	345,000	376,913
HCA, Inc., 5%, 3/15/2024	395,000	397,844
HCA, Inc., 5.375%, 2/01/2025	200,000	196,500
HCA, Inc., 5.875%, 2/15/2026	435,000	437,723
HealthSouth Corp., 5.125%, 3/15/2023	385,000	388,850
Heartland Dental, LLC, 8.5%, 5/01/2026 (n)	205,000	203,206
Polaris, 8.5%, 12/01/2022 (n)	250,000	258,438
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)	200,000	191,000
Quorum Health Corp., 11.625%, 4/15/2023	170,000	167,450
Tenet Healthcare Corp., 8.125%, 4/01/2022	225,000	235,406
Tenet Healthcare Corp., 6.75%, 6/15/2023	295,000	293,525
Universal Health Services, Inc., 7.625%, 8/15/2020	340,000	341,275
West Street Merger Sub, Inc., 6.375%, 9/01/2025 (n)	245,000	233,975

		$4,091,088
Medical Equipment - 1.0%
Teleflex, Inc., 5.25%, 6/15/2024	$240,000	$242,400
Teleflex, Inc., 4.875%, 6/01/2026	105,000	102,375
Teleflex, Inc., 4.625%, 11/15/2027	200,000	188,000

		$532,775
Metals & Mining - 6.8%
First Quantum Minerals Ltd., 7%, 2/15/2021 (n)	$240,000	$241,200
First Quantum Minerals Ltd., 7.25%, 4/01/2023 (n)	200,000	200,500
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023	105,000	100,932
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	90,000	82,800
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	598,000	641,355
Kaiser Aluminum Corp., 5.875%, 5/15/2024	410,000	421,275
Kinross Gold Corp., 5.95%, 3/15/2024	79,000	82,555
Kinross Gold Corp., 4.5%, 7/15/2027 (n)	36,000	33,030
Lundin Mining Corp., 7.875%, 11/01/2022 (n)	150,000	157,380
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125%, 11/01/2022 (n)	355,000	359,438
Novelis Corp., 5.875%, 9/30/2026 (n)	415,000	406,741
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	200,000	198,400
Steel Dynamics, Inc., 5.25%, 4/15/2023	160,000	162,600
Steel Dynamics, Inc., 5.5%, 10/01/2024	195,000	198,900
TMS International Corp., 7.25%, 8/15/2025 (n)	205,000	212,175

		$3,499,281

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 5.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)	$190,000	$193,367
Cheniere Energy, Inc., 5.875%, 3/31/2025	240,000	250,500
DCP Midstream LLC, 3.875%, 3/15/2023	215,000	206,937
DCP Midstream LP, 4.95%, 4/01/2022	170,000	172,125
DCP Midstream LP, 5.6%, 4/01/2044	130,000	124,150
Energy Transfer Equity LP, 5.875%, 1/15/2024	360,000	373,500
Energy Transfer Equity LP, 5.5%, 6/01/2027	165,000	167,269
Tallgrass Energy GP, LP, 5.5%, 1/15/2028 (n)	605,000	584,581
Targa Resources Partners LP/Targa Resources Finance Corp, 5.375%, 2/01/2027	520,000	503,750
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023	170,000	171,275
Targa Resources Partners LP/Targa Resources Finance Corp., 5.125%, 2/01/2025 (n)	200,000	197,500

		$2,944,954
Network & Telecom - 1.0%
Zayo Group LLC/Zayo Capital, Inc., 6.375%, 5/15/2025	$190,000	$192,613
Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/2027 (n)	315,000	304,762

		$497,375
Oil Services - 2.8%
Apergy Corp, 6.375%, 5/01/2026 (n)	$190,000	$193,325
Bristow Group, Inc., 6.25%, 10/15/2022	298,000	230,578
Diamond Offshore Drill Co., 7.875%, 8/15/2025	140,000	144,550
Diamond Offshore Drill Co., 5.7%, 10/15/2039	335,000	270,512
Ensco PLC, 7.75%, 2/01/2026	260,000	247,650
Trinidad Drilling Ltd., 6.625%, 2/15/2025 (n)	340,000	323,850

		$1,410,465
Oils - 0.7%
Parkland Fuel Corp., 6%, 4/01/2026 (n)	$365,000	$361,350

Pharmaceuticals - 1.5%
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)	$210,000	$181,650
Mallinckrodt International Finance S.A., 5.625%, 10/15/2023 (n)	95,000	78,494
Valeant Pharmaceuticals International, Inc., 5.5%, 3/01/2023 (n)	290,000	269,946
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/2025 (n)	230,000	212,750

		$742,840
Precious Metals & Minerals - 0.5%
Teck Resources Ltd., 6%, 8/15/2040	$30,000	$30,075
Teck Resources Ltd., 6.25%, 7/15/2041	210,000	216,300

		$246,375

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - 0.5%
Nielsen Finance LLC, 5%, 4/15/2022 (n)	$257,000	$254,936
Real Estate - Healthcare - 1.3%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$325,000	$315,250
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	360,000	338,422

		$653,672
Real Estate - Other - 1.2%
CyrusOne LP/CyrusOne Finance Corp., REIT, 5%, 3/15/2024	$385,000	$385,481
CyrusOne LP/CyrusOne Finance Corp., REIT, 5.375%, 3/15/2027	215,000	216,075

		$601,556
Restaurants - 1.5%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$205,000	$207,306
IRB Holding Corp., 6.75%, 2/15/2026 (n)	240,000	226,800
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)	340,000	332,350

		$766,456
Retailers - 0.7%
Hanesbrands, Inc., 4.625%, 5/15/2024 (n)	$90,000	$87,863
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)	280,000	270,200

		$358,063
Specialty Chemicals - 1.4%
A Schulman, Inc., 6.875%, 6/01/2023	$255,000	$267,814
Univar USA, Inc., 6.75%, 7/15/2023 (n)	430,000	444,512

		$712,326
Specialty Stores - 0.5%
Group 1 Automotive, Inc., 5%, 6/01/2022	$255,000	$255,638

Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway Co., 6.625%, 6/15/2024	$290,000	$272,687

Telecommunications - Wireless - 5.8%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)	$200,000	$192,000
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)	200,000	177,002
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	225,000	195,047
SBA Communications Corp., 4%, 10/01/2022 (n)	360,000	345,600
SBA Communications Corp., 4.875%, 9/01/2024	145,000	135,395
Sprint Corp., 7.875%, 9/15/2023	275,000	288,613
Sprint Corp., 7.125%, 6/15/2024	410,000	413,075
Sprint Corp., 7.625%, 3/01/2026	120,000	123,300

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Nextel Corp., 6%, 11/15/2022	$445,000	$442,775
T-Mobile USA, Inc., 6.5%, 1/15/2024	95,000	99,275
T-Mobile USA, Inc., 5.125%, 4/15/2025	195,000	194,961
T-Mobile USA, Inc., 6.5%, 1/15/2026	195,000	203,531
T-Mobile USA, Inc., 5.375%, 4/15/2027	165,000	161,906

		$2,972,480
Telephone Services - 0.9%
Level 3 Financing, Inc., 5.375%, 1/15/2024	$130,000	$126,750
Level 3 Financing, Inc., 5.375%, 5/01/2025	350,000	338,625

		$465,375
Transportation - Services - 0.8%
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)	$170,000	$127,712
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022	110,000	107,388
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)	200,000	174,000

		$409,100
Utilities - Electric Power - 4.2%
Calpine Corp., 5.5%, 2/01/2024	$260,000	$236,600
Calpine Corp., 5.75%, 1/15/2025	220,000	200,200
Calpine Corp., 5.25%, 6/01/2026 (n)	190,000	179,550
Covanta Holding Corp., 6.375%, 10/01/2022	70,000	71,225
Covanta Holding Corp., 5.875%, 3/01/2024	235,000	230,888
Covanta Holding Corp., 5.875%, 7/01/2025	320,000	308,496
Drax Finco PLC, 6.625%, 11/01/2025 (z)	220,000	222,750
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	345,000	329,475
Pattern Energy Group, Inc., 5.875%, 2/01/2024 (n)	360,000	364,500

		$2,143,684
Total Bonds (Identified Cost, $70,941,063)		$69,178,493

Floating Rate Loans (g)(r) - 0.6%
Conglomerates - 0.1%
Entegris, Inc., Term Loan B, 4.23%, 4/30/2021	$56,703	$56,846

Consumer Products - 0.2%
Spectrum Brands, Inc., Term Loan B, 4.145%, 6/23/2022	$67,273	$67,188

Medical & Health Technology & Services - 0.3%
DaVita HealthCare Partners, Inc., Term Loan B, 4.73%, 6/24/2021	$161,644	$162,897
Total Floating Rate Loans (Identified Cost, $285,295)		$286,931

Portfolio of Investments (unaudited) – continued

Common Stocks - 0.3%
Issuer	Shares/Par	Value ($)
Oil Services - 0.3%
LTRI Holdings LP (a)(u) (Identified Cost, $72,000)	200	$177,884

Investment Companies (h) - 4.5%
Money Market Funds - 4.5%
MFS Institutional Money Market Portfolio, 1.82% (v) (Identified Cost, $2,311,276)	2,311,647	$2,311,416

Other Assets, Less Liabilities - (40.7)%		(20,814,459)
Net Assets - 100.0%		$51,140,265

(a)	Non-income producing security.
(d)	In default.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,311,416 and $69,643,308, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $39,296,707, representing 76.8% of net assets.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Drax Finco PLC, 6.625%, 11/01/2025	4/12/18	$220,000	$222,750
% of Net assets			0.4%

Portfolio of Investments (unaudited) – continued

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 5/31/18

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	218,784	EUR	184,941	JPMorgan Chase Bank N.A.	7/27/2018	$1,694

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	1	$189,550	June - 2018	$(5,976)
U.S. Treasury Note 10 yr	Short	USD	13	1,565,687	September - 2018	(250)

						$(6,226)

At May 31, 2018, the fund had cash collateral of $14,551 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/18 (unaudited)

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $71,298,358)	$69,643,308
Investments in affiliated issuers, at value (identified cost, $2,311,276)	2,311,416
Cash	1,747
Deposits with brokers for
Futures contracts	14,551
Receivables for
Forward foreign currency exchange contracts	1,694
Investments sold	221,865
Interest	1,049,385
Other assets	14,221
Total assets	$73,258,187
Liabilities
Notes payable	$22,000,000
Payables for
Distributions	131
Daily variation margin on open futures contracts	2,007
Payable to affiliates
Investment adviser	9,127
Transfer agent and dividend disbursing costs	232
Payable for independent Trustees’ compensation	12
Accrued interest expense	47,486
Accrued expenses and other liabilities	58,927
Total liabilities	$22,117,922
Net assets	$51,140,265
Net assets consist of
Paid-in capital	$58,525,235
Unrealized appreciation (depreciation)	(1,659,454)
Accumulated net realized gain (loss)	(4,569,087)
Accumulated distributions in excess of net investment income	(1,156,429)
Net assets	$51,140,265
Shares of beneficial interest outstanding	19,702,342
Net asset value per share (net assets of $51,140,265 / 19,702,342 shares of beneficial interest outstanding)	$2.60

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Six months ended 5/31/18 (unaudited)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$2,029,550
Dividends from affiliated issuers	14,947
Other	6,185
Total investment income	$2,050,682
Expenses
Management fee	$243,674
Transfer agent and dividend disbursing costs	7,972
Administrative services fee	8,955
Independent Trustees’ compensation	6,516
Stock exchange fee	11,851
Custodian fee	3,764
Reimbursement of custodian expenses	(3,183)
Shareholder communications	28,415
Audit and tax fees	41,329
Legal fees	1,604
Interest expense and fees	259,249
Miscellaneous	20,938
Total expenses	$631,084
Reduction of expenses by investment adviser	(18,203)
Net expenses	$612,881
Net investment income (loss)	$1,437,801
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(112,148)
Affiliated issuers	(376)
Futures contracts	46,124
Forward foreign currency exchange contracts	13,304
Foreign currency	56
Net realized gain (loss)	$(53,040)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(2,743,681)
Affiliated issuers	342
Futures contracts	(14,631)
Forward foreign currency exchange contracts	1,694
Translation of assets and liabilities in foreign currencies	(11)
Net unrealized gain (loss)	$(2,756,287)
Net realized and unrealized gain (loss)	$(2,809,327)
Change in net assets from operations	$(1,371,526)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Six months ended 5/31/18	Year ended 11/30/17
Change in net assets	(unaudited)
From operations
Net investment income (loss)	$1,437,801	$3,217,690
Net realized gain (loss)	(53,040)	395,907
Net unrealized gain (loss)	(2,756,287)	2,016,255
Change in net assets from operations	$(1,371,526)	$5,629,852
Distributions declared to shareholders
From net investment income	$(1,533,166)	$(3,374,668)
From tax return of capital	—	(1,934,037)
From other sources	(1,016,174)	—
Total distributions declared to shareholders	$(2,549,340)	$(5,308,705)
Change in net assets from fund share transactions	$111,184	$(2,155,759)
Total change in net assets	$(3,809,682)	$(1,834,612)
Net assets
At beginning of period	54,949,947	56,784,559
At end of period (including accumulated distributions in excess of net investment income of $1,156,429 and $44,890, respectively)	$51,140,265	$54,949,947

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Six months ended 5/31/18 (unaudited)

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$(1,371,526)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(22,167,858)
Proceeds from disposition of investment securities	22,274,328
Proceeds from disposition of short-term investments, net	883,560
Realized gain/loss on investments	112,148
Unrealized appreciation/depreciation on investments	2,743,339
Unrealized appreciation/depreciation on foreign currency contracts	(1,694)
Net amortization/accretion of income	55,376
Increase in interest receivable	(57,514)
Decrease in accrued expenses and other liabilities	(39,898)
Decrease in receivable for daily variation margin on open futures contracts	3,797
Increase in payable for daily variation margin on open futures contracts	2,007
Increase in deposits with brokers	(5,101)
Increase in other assets	(12,279)
Increase in interest payable	11,807
Net cash provided by operating activities	$2,430,492
Cash flows from financing activities:
Distributions paid in cash	(2,458,184)
Net cash used by financing activities	$(2,458,184)
Net decrease in cash	$(27,692)
Cash:
Beginning of period	$29,439
End of period	$1,747

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $111,184.

Cash paid during the six months ended May 31, 2018 for interest was $247,443.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Six months ended 5/31/18		Year ended
			11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
	(unaudited)
Net asset value, beginning of period	$2.79		$2.77	$2.70	$3.09	$3.16	$3.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	(c)	$0.16	$0.19	$0.20	$0.21	$0.23
Net realized and unrealized gain (loss)	(0.13)		0.12	0.14	(0.33)	(0.05)	0.05
Total from investment operations	$(0.06)		$0.28	$0.33	$(0.13)	$0.16	$0.28
Less distributions declared to shareholders
From net investment income	$(0.08)		$(0.17)	$(0.20)	$(0.21)	$(0.23)	$(0.24)
From tax return of capital	—		(0.10)	(0.06)	(0.05)	—	—
From other sources	(0.05)		—	—	—	—	—
Total distributions declared to shareholders	$(0.13)		$(0.27)	$(0.26)	$(0.26)	$(0.23)	$(0.24)
Net increase from repurchase of capital shares	$—		$0.01	$0.00 (w)	$0.00 (w)	$0.00 (w)	$—
Net asset value, end of period (x)	$2.60		$2.79	$2.77	$2.70	$3.09	$3.16
Market value, end of period	$2.61		$2.75	$2.48	$2.32	$2.73	$2.80
Total return at market value (%)	(0.43	)(n)	22.30	18.72	(6.15)	5.46	(1.49)
Total return at net asset value (%) (j)(r)(s)(x)	(2.23	)(c)(n)	11.09	13.94	(3.50)	5.77	9.75

Financial Highlights – continued

	Six months ended 5/31/18		Year ended
			11/30/17	11/30/16	11/30/15	11/30/14	11/30/13
	(unaudited)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.39	(a)(c)	2.15	2.07	1.77	1.66	1.72
Expenses after expense reductions (f)	2.32	(a)(c)	2.05	1.84	1.70	1.61	1.67
Net investment income (loss)	5.43	(a)(c)	5.75	6.97	6.63	6.61	7.28
Portfolio turnover	27	(n)	49	34	34	48	46
Net assets at end of period (000 omitted)	$51,140		$54,950	$56,785	$56,362	$65,100	$66,629
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)	1.33	(a)(c)	1.34	1.34	1.35	1.34	1.35
Senior Securities:
Total notes payable outstanding (000 omitted)	$22,000		$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of indebtedness (k)	$3,325		$3,498	$3,581	$3,562	$3,959	$4,029

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(unaudited)

(1) Business and Organization

MFS Intermediate High Income Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) – Restricted Cash (“ASU 2016-18”). For entities that have restricted cash and are required to present a statement of cash flows, ASU 2016-18 changes the cash flow presentation for restricted cash. Management has evaluated the potential impacts of ASU 2016-18 and expects that the effects of the fund’s adoption will be limited to the reclassification of restricted cash on the fund’s Statement of Cash Flows and the addition of disclosures regarding the nature of the restrictions on restricted cash. ASU 2016-18 will be effective for annual reporting periods beginning after December 15, 2017, and interim periods within those annual periods.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Notes to Financial Statements (unaudited) – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by

Notes to Financial Statements (unaudited) – continued

events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$—	$177,884	$177,884
U.S. Corporate Bonds	—	58,421,162	—	58,421,162
Foreign Bonds	—	10,757,331	—	10,757,331
Floating Rate Loans	—	286,931	—	286,931
Mutual Funds	2,311,416	—	—	2,311,416
Total	$2,311,416	$69,465,424	$177,884	$71,954,724

Other Financial Instruments
Futures Contracts – Liabilities	$(6,226)	$—	$—	$(6,226)
Forward Foreign Currency Exchange
Contracts – Assets	—	1,694	—	1,694

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements (unaudited) – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/17	$177,884
Change in unrealized appreciation or depreciation	0
Balance as of 5/31/18	$177,884

The net change in unrealized appreciation or depreciation from investments held as level 3 at May 31, 2018 is $0. At May 31, 2018, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements (unaudited) – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2018 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(6,226)
Foreign Exchange	Forward Foreign Currency Exchange	1,694	—
Total		$1,694	$(6,226)

(a)	Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the six months ended May 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$46,124	$—
Foreign Exchange	—	13,304
Total	$46,124	$13,304

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the six months ended May 31, 2018 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(14,631)	$—
Foreign Exchange	—	1,694
Total	$(14,631)	$1,694

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements (unaudited) – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may

Notes to Financial Statements (unaudited) – continued

enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection

Notes to Financial Statements (unaudited) – continued

with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – The fund’s custodian (or former custodian), State Street Bank and Trust Company, reimbursed its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 9.50% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains and a capital loss carryforward, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted

Notes to Financial Statements (unaudited) – continued

for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

For the six months ended May 31, 2018, the amount of distributions estimated to be a tax return of capital was approximately $1,016,174 which is reported as distributions from other sources in the Statements of Changes in Net Assets.

The tax character of distributions made during the current period will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:

Year ended 11/30/17
Ordinary income (including any short-term capital gains)	$3,374,668
Tax return of capital (b)	1,934,037
Total distributions	$5,308,705

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/18
Cost of investments	$73,706,927
Gross appreciation	514,237
Gross depreciation	(2,266,440)
Net unrealized appreciation (depreciation)	$(1,752,203)

As of 11/30/17
Capital loss carryforwards	(4,389,633)
Other temporary differences	(20,158)
Net unrealized appreciation (depreciation)	945,687

The aggregate cost above includes prior fiscal year end tax adjustments, if applicable.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

Notes to Financial Statements (unaudited) – continued

As of November 30, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
11/30/18	$(474,667)

Post-enactment losses which are characterized as follows:
Short-Term	$(112,662)
Long-Term	(3,802,304)
Total	$(3,914,966)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The fund pays the adviser a monthly fee equal to 20% of the fund’s leverage income after deducting the expenses of leveraging (“net leverage income”); provided, however, if the fund’s net leverage income is less than zero, the adviser pays the fund the percentage indicated of the fund’s net leverage income. The management fee incurred for the six months ended May 31, 2018 was equivalent to an annual effective rate of 0.92% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 1.34% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2018. For the six months ended May 31, 2018, this reduction amounted to $18,203, which is included in the reduction of total expenses in the Statement of Operations.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended May 31, 2018, these fees paid to MFSC amounted to $1,429.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the six months ended May 31, 2018 was equivalent to an annual effective rate of 0.0338% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

Notes to Financial Statements (unaudited) – continued

compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the six months ended May 31, 2018, the fee paid by the fund under this agreement was $45 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the six months ended May 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $19,346,395 and $19,890,834, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund did not repurchase any shares of beneficial interest during the six months ended May 31, 2018. The fund repurchased 860,544 shares of beneficial interest during the year ended November 30, 2017 at an average price per share of $2.61 and a weighted average discount of 7.78% per share. Transactions in fund shares were as follows:

	Six months ended 5/31/18		Year ended 11/30/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	41,269	$111,184	30,369	$86,253
Capital shares reacquired	—	—	(860,544)	(2,242,012)
Net change	41,269	$111,184	(830,175)	$(2,155,759)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $25,000,000. At May 31, 2018, the fund had outstanding borrowings under this agreement in the amount of $22,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2018. The Trustees approved the renewal of the revolving secured line of

Notes to Financial Statements (unaudited) – continued

credit up to the amount of $25,000,000 on substantially similar terms for a 365 day period which matures on August 20, 2019. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 2, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $259,232 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund paid a commitment fee of $1,892 during the period, which is included in “Miscellaneous” expense in the Statement of Operations. For the six months ended May 31, 2018, the average loan balance was $22,000,000 at a weighted average annual interest rate of 2.36%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		3,194,953	11,884,095	(12,767,401)	2,311,647

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(376)	$342	$—	$14,947	$2,311,416

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504

(REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the

Notes to Financial Statements (unaudited) – continued

other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $380,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Intermediate High Income Fund:

We have reviewed the accompanying statement of assets and liabilities of MFS Intermediate High Income Fund (the Fund), including the portfolio of investments, as of May 31, 2018, and the related statements of operations, changes in net assets, cash flows and financial highlights for the six-month period ended May 31, 2018. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended November 30, 2017 and the financial highlights for each of the five years in the period ended November 30, 2017, and in our report dated January 16, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Boston, Massachusetts

July 16, 2018

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/closedendfunds by choosing the fund’s name.

Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: CIF

ITEM 2.	CODE OF ETHICS.

During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6.	SCHEDULE OF INVESTMENTS.

A schedule of investments for MFS Intermediate High Income Fund is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information regarding the portfolio manager(s) of the MFS Intermediate High Income Fund (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Effective March 1, 2018, Michael Skatrud became a portfolio manager of the Fund. Effective September 1, 2018, William Adams will no longer be a portfolio manager of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
William Adams	Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009.

David Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	March 2018	Investment Officer of MFS; employed in the investment area of MFS since 2013

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2017, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Mr. William Adams, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of assets managed by the portfolio manager over three- and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2017, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Intermediate High Income Fund	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index
	Michael Skatrud[1]	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

[1]	Information is as of March 1, 2018.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is primarily given to portfolio performance over three and five years with consideration given to other periods, if available. For portfolio managers who have served for more than five years, additional, longer-term performance periods, including the ten-year and since inception periods, are also considered. For portfolio managers who have served for less than three years, additional, shorter-term performance periods, including the one-year period, may also be considered. Emphasis is generally placed on longer performance periods when multiple performance periods are available.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Mr. Adams, his compensation reflects his broader role within MFS as Chief Investment Officer-Global Fixed Income in addition to being a portfolio manager. His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2017. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
William Adams	N
David Cole	N
Michael Skatrud[1]	N

[1]	Mr. Skatrud became a Portfolio Manager of the Fund on March 1, 2018. Information is as of July 2, 2018.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2017:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Adams	12	$9.2 billion	6	$1.1 billion	1	$108.3 million
David Cole	11	$9.1 billion	4	$1.1 billion	1	$108.3 million
Michael Skatrud[1] (Became a Portfolio Manager of the Fund on March 1, 2018)	11	$8.2 billion	5	$833 million	1	$42 million

*	Includes the Fund.
[1]	Account information is as of July 2, 2018.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate High Income Fund

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/17-12/31/17	0	N/A	0	1,964,627
1/01/18-1/31/18	0	N/A	0	1,964,627
2/01/18-2/28/18	0	N/A	0	1,964,627
3/01/18-3/31/18	0	N/A	0	1,964,627
4/01/18-4/30/18	0	N/A	0	1,964,627
5/01/18-5/31/18	0	N/A	0	1,964,627

Total	0	N/A	0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2017 plan year is 1,964,627.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

(c)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached here to as EX-99.19a-1.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMEDIATE HIGH INCOME FUND

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 16, 2018

*	Print name and title of each signing officer under his or her signature.